IMPACT MANAGEMENT
                                INVESTMENT TRUST

                               IMPACT TOTAL RETURN
                                    PORTFOLIO
                                      F/K/A
                                IMPACT MANAGEMENT
                                GROWTH PORTFOLIO

                                  ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS

                               SEPTEMBER 30, 1999

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                    PAGE
-------                                                                    ----

A Message From Your Chairman                                                 1

Report on Shareholder Vote                                                   2

Fund Performance                                                             3

Financial Highlights                                                         4

Statement of Assets and Liabilities                                          5

Schedule of Investments in Securities                                       6-7

Statement of Operations                                                      8

Statements of Changes in Net Assets                                          9

Notes to Financial Statements                                              10-11

Independent Auditors' Reports                                              12-13

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                          A MESSAGE FROM YOUR CHAIRMAN
                          ----------------------------

Dear Shareholder,

     As expected, 1998 produced the four-year bottom, two years prior to the Presidential Election, which is consistent with the pattern of the past century. Since the bottom was reached in October of last year the market averages have been impressive but the underlying condition of those same averages has not been so impressive. In fact, if you were to look back over the last hundred years of statistical information you would find that there are really only two time periods in which the condition that exists today can be compared to conditions that existed previously. Those two time periods are the 1920's and the 1970's. Both of those periods ultimately saw the stock market go through major adjustments to the downside. Market historians point to this fact and conclude that the end must be drawing very near for this bull market. In fact, we recently went through a period in which a barrage of professional investors who proclaimed that we are now in a bear market appeared in the media and in some cases really shook up investors.

     We would agree that the market, in some ways has been in a bear market for some time now. However, it is important to remember where we are in the four-year cycle and recognize that, in our opinion, the likelihood of the market slipping into a prolonged downward adjustment in stock prices is very low at this time. Therefore, we continue to be more bullish than bearish right now and our percentage of assets that are invested in stocks in the Impact Total Return Portfolio reflects just that.

     Concerns over Y2K will likely give the market some continued reason for more substantial volatility but there is increasing sentiment that Y2K will likely be more of an experience of isolated instances of inconvenience rather than a catastrophic global event.

     We look for this market to eventually die of old age rather than some unexpected, instantaneous failure of health. Therefore, we believe that the negative patterns that exist in the market will likely continue and new evidence of an old, very tired and dying bull market will emerge.

Sincerely,
Charles R. Clark
Chairman - Impact Management Investment Trust

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                           REPORT ON SHAREHOLDER VOTE
                           --------------------------

     A special meeting of shareholders was held on April 19, 1999 for shareholders of record as of March 9, 1999 for the purpose of considering and acting upon the following matters:

     1. To approve or disapprove a sub-investment advisory agreement between Jordan American Holdings, Inc. (the Portfolio's current investment advisor), Schneider Capital Management Corporation and the Trust to delegate to the Sub-Advisor certain of the duties the Advisor performs under the Advisory Agreement;

     2. To approve or disapprove a change in the Portfolio's investment objective from seeking capital appreciation to providing maximum long-term total return; and

     3. To transact such other business as may properly come before the meeting.

     The number of shares for, against, and withheld, and the number of abstentions on each matter were as follows:

                                           For         Against      Abstentions      Withheld
                                           ---         -------      -----------      --------
1.  To approve the sub-investment
         advisory agreement            557,358.614       -0-         2,222.320      376,266.016
2.  To approve the change in the
         investment objective          555,423.774    1,934.840      2,222.320      376,266.016

     Based on the results noted above, the sub-investment advisory agreement between Jordan American Holdings, Inc., Schneider Capital Management Corporation and the Trust was approved and the change in the Portfolio's investment objective was approved. There was no other business to come before the meeting.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)
                                FUND PERFORMANCE
         FOR FISCAL YEAR FROM OCTOBER 1, 1998 THROUGH SEPTEMBER 30, 1999
         ---------------------------------------------------------------

MANAGEMENT'S REPORT ON FUND PERFORMANCE

As the world economy stabilized during the Summer of 1999, interest rates rose as fears of inflation were rekindled by the continued rapid expansion of the U.S. economy. The Federal Reserve raised interest rates twice and investors began to fear a continual tightening by the Fed that could slow or reverse the U.S. economy. That fear led to a broad decline in stock performance that reached nearly all major stock indexes. Schneider Capital Management ("SCM)' commenced as sub-advisor to the Fund on May 2, 1999. SCM focuses on identifying companies that it believes are undervalued and in which positive change is taking place that has not yet been recognized by the stock market and its investors. That strategy was coupled with The Fund's Investment Advisor, Jordan American Holdings, Inc. keeping the Fund's assets in a moderately defensive position throughout the five month period ended September 30, 1999. Although the fears of investors climaxed in September and early October which resulted a negative return for the five months ended September 30, 1999, the Fund outperformed the Russell 1000 Value Index by more than 3% for that same time period. The Fund ended the year with an 11.5% return. Impact Total Return Fund's fiscal year 2000 is the year leading up to the Presidential Election. This would suggest that though there is increased volatility in the U.S. stock market and it is in a very old and tired bull market condition, probabilities strongly favor that the market will not likely enter into a prolonged declining trend in the year ahead.

Growth of a $10,000 Investment

[GRAPHIC OMITTED]

                              9/30/97        9/30/98        9/30/99
                              -------        -------        -------
Impact Total Return           $10,000        $ 8,407        $ 9,374
Russell 1000 Value Index      $10,000        $10,359        $12,298
Russell 2000 Index            $10,000        $ 8,100        $ 9,645
S&P 500 Index                 $10,000        $10,900        $13,925

The graph above compares the initial and subsequent account values at the fiscal years ended September 30, 1998 and 1999 of the Fund, in relation to the S&P 500 Index, The Russell 2000 Index and the Russell 1000 Value Index. Assumes a $10,000 initial investment at October 1, 1997. Past performance is not indicative of future results.

------------------------------------------   The table to the left  provides the
     Total Return as of 9/30/99              average annual total return for the
------------------------------------------   fiscal  year of the Fund and  since
                          Total Return       inception  in  relation  to the S&P
------------------------------------------   500 Index,  the Russell  2000 Index
                                   Since     and the Russell  1000 Value  Index.
Category                 1 Year  Inception*  *Inception  -  July  1,  1997  Past
------------------------------------------   performance does not predict future
Impact Total Return       11.5%    -3.1%     results.   Investment   return  and
------------------------------------------   principal  value will  fluctuate so
Russell 1000 Value Index 18.7% 14.8% that a investor's shares may be ------------------------------------------ worth more or less than the
Russell 2000 Index        19.1%     5.2%     original  cost.  All returns assume
------------------------------------------   reinvestment of dividends.
S&P 500 Index             27.8%    21.1%
------------------------------------------

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                              FINANCIAL HIGHLIGHTS
                              --------------------

                                                                  YEAR              Year            June 17,
                                                                  ENDED             Ended           1997+ to
                                                              SEPTEMBER 30,     September 30,     September 30,
                                                                  1999              1998              1997
                                                              ------------      ------------      ------------
PER SHARE DATA*
  Investment income                                           $        .26      $        .29      $        .01
  Expenses                                                            (.22)             (.21)             (.01)
                                                              ------------      ------------      ------------
  Net investment income                                                .04               .08               .00
  Distributions from net investment income                            (.08)             (.01)              .00
  Net realized and unrealized gain (loss) on investments               .86             (1.66)             (.08)
  Distributions from realized gains on investments                    (.69)              .00               .00
                                                              ------------      ------------      ------------
  Net increase (decrease) in net asset value                           .13             (1.59)             (.08)

  Net asset value:
    Beginning of period                                               8.33              9.92             10.00
                                                              ------------      ------------      ------------
    End of period                                             $       8.46      $       8.33      $       9.92
                                                              ============      ============      ============

RATIOS AND SUPPLEMENTAL DATA
  Total return#                                                      11.50%           (15.93)%         (.80)%^
  Ratio of expenses to average net assets#                            2.47%             2.25%           2.25%t
  Ratio of net investment income to average net assets#              35.42%             0.88%           0.00%t
  Portfolio turnover rate                                           254.79%           221.45%           0.00%t
 Average commission rate paid                                 $      .0612      $      .1296      $      .1437
  Net assets, end of period                                   $  6,270,819      $  3,925,928      $    501,758
  Shares of beneficial interest outstanding, end of period         741,369           471,512            50,567
  Number of shareholder accounts, end of period                        156               136                17

---------------------
+ Commencement of operations.

* Selected data for a share of beneficial interest outstanding throughout each period.

^ Not annualized

t Annualized

# Excludes administrative fee and account closing fee charged directly to shareholder accounts (see Note 4 to financial statements).

The accompanying notes are an integral part of this statement.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                         IMPACT TOTAL RETURN PORTFOLIO
                 (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
                               ------------------

ASSETS
  Investments in securities, at value -
     identified cost $6,840,248                                    $  6,193,551
  Cash                                                                  553,197
  Dividends and interest receivable                                      20,677
                                                                   ------------
                    TOTAL ASSETS                                      6,767,425
                                                                   ------------
LIABILITIES
  Payable for investment securities purchased                           481,520
  Investment advisory fee payable                                         7,272
  Distribution expenses payable                                           5,778
  Administrative fee payable                                              2,036
                                                                   ------------
                    TOTAL LIABILITIES                                   496,606
                                                                   ------------
NET ASSETS                                                         $  6,270,819
                                                                   ============
NET ASSETS CONSIST OF:
  Accumulated net investment loss-net of distributions             $     (6,529)
  Accumulated net realized gain                                         309,515
  Net unrealized depreciation                                          (646,697)
  Paid-in capital applicable to 741,369 no par value
     shares of beneficial interest outstanding;
     unlimited number of shares authorized                            6,614,530
                                                                   ------------
NET ASSETS                                                            6,270,819
                                                                   ------------
NET ASSET VALUE PER SHARE                                          $       8.46
                                                                   ============

The accompanying notes are an integral part of this statement.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1999
                               ------------------

                                                            SHARES       VALUES
                                                            ------       ------
CONVERTIBLE BONDS-4.1% OF NET ASSETS
  Consumer Products
    Asia Pulp & Paper Company Conv. (cost $335,736)                   $  258,787
                                                                      ----------
COMMON STOCKS-94.2%
  Consumer Products-18.7%
    Archer-Daniels-Midland Co.                              10,500    $  127,969
    Matsushita Electric Industrial Co. Ltd.                    500       104,500
    Pentair, Inc.                                            9,400       377,175
    Suiza Foods Corporation*                                 3,000       112,500
    Tate & Lyle PLC                                         11,000       271,015
    Tupperware Corporation                                   9,000       182,250
  Computers & Technology-14.6%
    Arrow Electronics, Inc.*                                16,500       290,813
    Ikon Office Solutions                                   13,000       138,938
    Micron Technology, Inc.                                  5,900       392,719
    Seagate Technology, Inc.*                                3,000        92,437
  Energy and Utilities-12.2%
    Edison International                                     5,000       121,563
    MidAmerican Energy Holdings Company*                     3,000        88,500
    Niagara Mohawk Holdings, Inc.*                          10,000       154,375
    Union Pacific Resources Group, Inc.                     10,000       160,625
    Valero Energy Corporation                                7,000       134,750
    Western Resources, Inc.                                  5,000       106,875
  Insurance-10.1%
    Aetna Inc.                                               4,200       206,850
    Conseco, Inc.                                            9,000       173,813
    Foundation Health Systems, Inc.*                        20,000       188,750
    Fremont General Corporation                              7,000        66,500
  Basic Materials-8.7%
    Cameco Corporation                                       5,000        92,187
    Eastman Chemical Company                                 4,000       160,000
    International Paper                                      2,000        96,125
    Smurfit-Stone Container Corporation*                     9,000       194,625
  Services-8.7%
    Kmart Corporation                                       10,000       116,875
    Nabors Industries, Inc.*                                14,500       362,500
    Republic Services, Inc.*                                 6,000        65,250

The accompanying notes are an integral part of this statement.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1999
                               ------------------
                                   (continued)

                                                            SHARES       VALUES
                                                            ------       ------
Capital Goods-7.4%
   Cummins Engine Company, Inc.                              3,000    $  149,438
   Deere & Company                                           4,000       154,750
   Fluor Corporation                                         4,000       161,000
 Financial-6.6%
   Loews Corporation                                         1,000        70,187
   Pacific Century Financial Corporation                     6,000       122,625
   The St. Paul Companies                                    5,000       137,500
   Ace Limited                                               5,000        84,687
 Communication-2.7%
   Loral Space & Communications Ltd.*                       10,000       171,875

 Other Industries-4.5%                                      55,000       275,629

           TOTAL COMMON STOCKS (cost $6,477,918)                      $5,908,170
                                                                      ----------
SHORT-TERM INVESTMENTS-0.4%
  Rydex Series Trust-U.S. Government Money
    Market Fund (4.33% seven day yield, cost $26,594)                     26,594
                                                                      ----------

           TOTAL INVESTMENTS IN SECURITIES-98.7% OF NET ASSETS        $6,193,551
           (cost $6,840,248)                                          ==========

----------------------------------
*Non-income producing security

The accompanying notes are an integral part of this statement.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
                      -------------------------------------

INVESTMENT INCOME
    Interest income                                                $    154,098
    Dividend income                                                      55,279
                                                                   ------------
                    TOTAL INCOME                                        209,377
                                                                   ------------
EXPENSES
    Investment advisory fee                                              93,115
    Distribution expenses                                                74,430
    Administrative expenses                                              11,584
                                                                   ------------
                    TOTAL EXPENSES                                      179,129
                                                                   ------------
                    NET INVESTMENT INCOME                                30,248
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain on securities                                   1,082,431
    Change in net unrealized appreciation or
       depreciation on securities                                      (331,051)
                                                                   ------------
                    NET REALIZED AND UNREALIZED GAIN                    751,380
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    781,628
                                                                   ============

The accompanying notes are an integral part of this statement.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998
                 -----------------------------------------------

                                                                      YEAR ENDED      YEAR ENDED
                                                                     SEPTEMBER 30,   SEPTEMBER 30,
                                                                         1999            1998
                                                                     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
  Operations
    Net investment income                                            $    30,248     $    27,949
    Net realized gain (loss) on securities                             1,082,431        (220,761)
    Change in net unrealized appreciation
      or depreciation on securities                                     (331,051)       (312,975)
                                                                     -----------     -----------
      Increase (decrease) in net assets resulting from operations        781,628        (505,787)
                                                                     -----------     -----------
  Distributions to shareholders
    from net investment income                                           (61,540)         (3,170)
    from net realized gains on investments                              (552,154)             --
                                                                     -----------     -----------
      Total distributions to shareholders                               (613,694)         (3,170)
                                                                     -----------     -----------
  Beneficial interest share transactions*
    Shares sold                                                        5,244,694       4,615,307
    Shares redeemed                                                   (3,681,431)       (685,350)
    Shares issued for reinvestment of distributions                      613,694           3,170
                                                                     -----------     -----------
      Increase in net assets from share transactions                   2,176,957       3,933,127
                                                                     -----------     -----------
      Total increase in net assets                                     2,344,891       3,424,170

  Net assets
    Beginning of period                                                3,925,928         501,758
                                                                     -----------     -----------
    End of period (including undistributed net investment income
     (loss) of $(6,529) and $24,762, respectively)                   $ 6,270,819     $ 3,925,928
                                                                     ===========     ===========
  *Share information
    Shares sold                                                          606,390         495,928
    Shares redeemed                                                     (400,831)        (75,342)
    Shares issued for reinvestment of distributions                       64,298             359
                                                                     -----------     -----------
      Increase in shares outstanding                                     269,857         420,945
                                                                     ===========     ===========

The accompanying notes are an integral part of these statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL DESCRIPTION
     -------------------

     IMPACT Management Investment Trust (the "Trust") was organized as a Massachusetts business trust on December 18, 1996. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. IMPACT Total Return Portfolio (formerly IMPACT Management Growth Portfolio) (the "Fund") is the initial Series of the Trust. The Trust commenced operations on June 17, 1997, with the sale of 10,000 shares of beneficial interest of the Fund to Jordan American Holdings, Inc., d/b/a/ Equity Assets Management (the "Investment Advisor"), for cash in the amount of $100,000. The Trust commenced investing in securities on September 16, 1997.

     SECURITIES VALUATION
     --------------------

     Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the securities' principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market are valued at the mean between the last closing bid and asked prices in the market on that day.

     METHOD OF REPORTING
     -------------------

     The financial statements are presented in accordance with generally accepted accounting principles, which require the use of certain estimates made by the Fund's management. The Fund follows industry practice and records securities transactions on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis.

     FEDERAL INCOME TAXES
     --------------------

     No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

NOTE 2. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities, other than short-term investments, during the year ended September 30, 1999 were $10,547,766 and $14,470,649, respectively. At September 30, 1999, the aggregate cost of investments for federal income tax and financial reporting purposes was $6,840,248 and net unrealized depreciation aggregated $(646,697), of which $302,672 related to appreciated investments and $949,369 to depreciated investments.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                  (FORMERLY IMPACT MANAGEMENT GROWTH PORTFOLIO)

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                   (continued)

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has entered into an investment advisory agreement with the Investment Advisor. The Investment Advisor makes investment decisions with respect to the assets of the Fund and reviews, supervises and administers the investment program of the Fund. As compensation for services rendered, the Investment Advisor receives an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The investment advisory fee is calculated daily and paid monthly. Effective May 1, 1999 the Trust entered into a sub-advisory agreement with Schneider Capital Management, Inc. ("Schneider"). Pursuant to the sub-advisory agreement, the Investment Advisor pays Schneider monthly at the rate of 60 basis points annually, out of its advisory fee.

     The Trust has a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. Under the provisions of the Distribution Plan, the Fund pays or reimburses the Investment Advisor, affiliates or other third parties for expenses incurred in connection with the promotion and distribution of the Fund's shares in an amount up to 1% per annum of the average daily net assets of the Fund.

     A wholly-owned subsidiary of the Investment Advisor, IMPACT Financial Network, Inc., a broker and dealer in securities registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc., earned brokerage fees on the Fund's purchases and sales of investment securities aggregating approximately $7,695 and was reimbursed $74,430 pursuant to the provisions of the Distribution Plan for the year ended September 30, 1999.

     Certain officers of the Trust and members of the Board of Trustees are also officers and directors of the Investment Advisor.

NOTE 4. ADMINISTRATIVE SERVICES

     The Trust entered into an administrative service agreement with Impact Administrative Services, Inc. ("IASI"), a wholly-owned subsidiary of the Investment Advisor. Under the agreement, IASI provides administrative personnel and services necessary to operate the Fund including transfer agent and dividend disbursing agent services. IASI bears substantially all operating expenses of the Fund, excluding brokerage fees, interest charges and taxes. For these services, IASI was paid a fee of $165.00 per account through April 30, 1999. The annual fee paid to IASI was charged to shareholder accounts at each month end as a redemption of shares of beneficial interest. Subsequent to April 30, 1999, the Trust began charging an administrative service fee equal to .35% per annum of the daily net assets of the Fund. The administrative service fee is calculated daily and paid monthly to IASI. In addition, when a shareholder closes an account, IASI is paid a fee of $2.00 which is charged to the shareholder as a redemption of shares of beneficial interest. Total fees charged to shareholder accounts under these agreements amounted to $23,088 for the year ended September 30, 1999, of which $2,036 is payable to IASI at September 30, 1999.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees
IMPACT Management Investment Trust
IMPACT Total Return Portfolio
(formerly IMPACT Management Growth Portfolio)

We have audited the accompanying statement of assets and liabilities of IMPACT Total Return Portfolio (formerly IMPACT Management Growth Portfolio) (the "Fund"), a Series of IMPACT Management Investment Trust, including the schedule of investments in securities, as of September 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IMPACT Total Return Portfolio (formerly IMPACT Management Growth Portfolio), a Series of IMPACT Management Investment Trust, as of September 30, 1999, and the results of its operations, changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                          SPICER, JEFFRIES & CO.
Denver, Colorado
October 13, 1999

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

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees
IMPACT Management Investment Trust
IMPACT Management Growth Portfolio

We have audited the accompanying statement of changes in net assets of IMPACT Management Growth Portfolio (the "Fund"), a Series of IMPACT Management
Investment Trust, for the year ended September 30, 1998, and the financial highlights for the year ended September 30, 1998 and for the period June 17, 1997 (commencement of operations) to September 30, 1997. The statement of changes in net assets and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the statement of changes in net assets and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of changes in net assets and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of changes in net assets and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of changes in net assets and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and financial highlights referred to above present fairly, in all material respects, the changes in net assets of Impact Management Growth Portfolio, a Series of Impact Management Investment Trust, for the year ended September 30, 1998, and the financial highlights for the year ended September 30, 1998 and for the period June 17, 1997 (commencement of operations) to September 30, 1997, in conformity with generally accepted accounting principles.

                                    /s/ ARTHUR F. BELL, JR. & ASSOCIATES, L.L.C.

Lutherville, Maryland
October 22, 1998

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